Exhibit 10.1
Execution Version
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

    This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of April 30, 2021 (the “Second Amendment Effective Date”) among Nordstrom, Inc., a Washington corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as administrative agent (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party thereto and the Agent are party to that certain Revolving Credit Agreement dated as of September 26, 2018 (as amended and modified from time to time, including as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested an amendment to the Credit Agreement as described below; and

WHEREAS, the Required Lenders are willing to agree to such amendment, subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments to Credit Agreement.

    (a)    The definition of “Interest Expense” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Interest Expense” means the consolidated interest expense (including the amortization of debt discount and premium, the interest component under Capitalized Leases and the implied interest component under synthetic leases, tax retention operating leases, offbalance sheet loans or similar offbalance sheet financing products, but excluding the make-whole payment with respect to the 2020 Senior Notes and the unamortized bond premium with respect to the 2020 Senior Notes) of the Borrower and its Subsidiaries, as determined in accordance with GAAP.
    (b)    The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Credit Parties” has the meaning specified in Section 8.13.
“Rescindable Amount” has the meaning specified in Section 2.9(b).
    (c)    Section 2.9(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or any L/C Issuer hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable L/C Issuers, as the case may be, the amount due.

With respect to any payment that the Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the Overnight Rate.

A notice of the Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.

    (d)    Section 6.2 of the Credit Agreement is hereby amended to read as follows:

6.2    Restricted Payments.

The Borrower shall not, and shall not permit any Subsidiary to, declare, pay or make, or agree to declare, pay or make, any Restricted Payment, except (a) Restricted Payments by any Subsidiary to the Borrower and any other Person that owns capital stock or other equity interests in such Subsidiary, ratably according to their respective holdings of the type of capital stock or other equity interests in respect of which such Restricted Payment is being made, (b) Restricted Payments (other than purchases or other acquisition for value of any Capital Stock of the Borrower or any Subsidiary) so long as no Default or Event of Default then exists or would result therefrom (assuming for this purpose that compliance with Section 6.3 is being measured as of the end of the immediately preceding Fiscal Quarter giving pro forma effect to the Restricted Payment) and/or (c) purchases or other acquisitions for value of any Capital Stock of the Borrower or any Subsidiary. Notwithstanding anything to the contrary contained herein, during any Collateral Period, the Borrower shall not, and shall not permit any Subsidiary to, declare, pay or make, or agree to declare, pay or make, any dividends or repurchases of capital stock or other equity interests; provided, that this provision shall not prohibit (i) any Subsidiary from making Restricted Payments to Persons that own Capital Stock in such Subsidiary, ratably according to their respective holdings of the type of Capital Stock in respect of which such Restricted Payment is being made or (ii) the Borrower and its Subsidiaries from making Restricted Payments so long as (A) no Default or Event of Default then exists or would result therefrom, (B) after giving effect to such Restricted Payment on a pro forma basis, the Leverage Ratio, computed as of the most recent Fiscal Quarter end of the Borrower for which financial statements were required to be delivered pursuant to Section 5.1(a) or 5.1(b), shall be less than 3.75 to 1.0, (C) after giving effect to such Restricted Payment on a pro forma basis, the Borrower and its Subsidiaries shall have Liquidity, as of the date of such Restricted Payment, of at least $600,000,000 and (D) the aggregate amount of all Restricted Payments made in any Fiscal Quarter shall not exceed the aggregate amount of Restricted Payments made in the corresponding Fiscal Quarter of 2019.

    (e)    Article VIII of the Credit Agreement is hereby amended to add a new Section 8.13 to read as follows:

8.13    Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Agent forthwith on demand the Rescindable Amount received by such Credit Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Agent, at the Overnight Rate. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.
(e)    Section 9.18 of the Credit Agreement is hereby amended to read as follows:

    9.18    Electronic Execution; Electronic Records.

This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Agent and each Lender agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Agent nor any Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent, the L/C Issuer and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party, the Agent and/or any Lender without further verification and (b) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions:

(a)    Receipt by the Agent of copies of this Amendment duly executed by the Borrower, the Guarantors, the Agent and the Required Lenders.

(b)    Payment by the Borrower of a non-refundable amendment fee, for the account of each Lender that executes and delivers this Amendment, in the amount of 0.02% of such Lender’s Revolving Commitment.
(c)    The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Agent (directly to such counsel if requested by the Agent) to the extent invoiced prior to or on the date hereof.

3.    Ratification of Credit Agreement. On and after the Second Amendment Effective Date, the term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledges and consents to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.
4.    Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

    (a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

    (b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

    (c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

    (d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization or formation documents or (ii) materially violate, contravene or conflict with any law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5.    Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Agent and each Lender that (a) the representations and warranties of the Loan Parties set forth (i) in Article VI of the Credit Agreement and (ii) in the other Loan Documents are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date); provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.    Counterparts/Electronic delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic transmission of a “PDF” copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The jurisdiction, service of process, waiver of venue and waiver of jury trial provisions of Sections 1.2(d) and 9.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                NORDSTROM, INC.

By:
Name:
Title:

NORDSTROM, INC.
SECOND AMENDMENT TO REVOLVING CREDIT FACILITY

GUARANTORS:            NIHC, INC.

By:
Name:
Title:

NORDSTROM CARD SERVICES, INC.

By:
Name:
Title:

TRUNK CLUB, LLC
(formerly known as Trunk Club, Inc.)

By:
Name:
Title:

NORDSTROM CANADA RETAIL, INC.

By:
Name:
Title:

NORDSTROM, INC.
SECOND AMENDMENT TO REVOLVING CREDIT FACILITY

AGENT:                    BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

NORDSTROM, INC.
SECOND AMENDMENT TO REVOLVING CREDIT FACILITY

LENDERS:                    BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Fifth Third Bank, NATIONAL
ASSOCIATION,
as a Lender

By:
Name:
Title:

MUFG Bank, Ltd.,
as a Lender

By:
Name:
Title:

The Bank of Nova Scotia,
as a Lender

By:
Name:
NORDSTROM, INC.
SECOND AMENDMENT TO REVOLVING CREDIT FACILITY

Title:

The Toronto-Dominion Bank, New York Branch, as a Lender

By:
Name:
Title:

Goldman Sachs Bank USA,
as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A.,
as a Lender

By:
Name:
Title:

Morgan Stanley Bank, N.A.,
as a Lender

By:
Name:
Title:

KeyBank National Association,
as a Lender

By:
Name:
Title:

The Bank of New York Mellon,
as a Lender

By:
Name:
NORDSTROM, INC.
SECOND AMENDMENT TO REVOLVING CREDIT FACILITY

Title:

Bank of Hawaii,
as a Lender

By:
Name:
Title:

NORDSTROM, INC.
SECOND AMENDMENT TO REVOLVING CREDIT FACILITY